INTRALINKS HOLDINGS, INC.

2010 EQUITY INCENTIVE PLAN

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the IntraLinks Holdings, Inc. 2010 Equity Incentive Plan (the “Plan”).  The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including Consultants and prospective employees) of IntraLinks Holdings, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts  on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date of the Company’s Initial Public Offering.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations.  If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations; provided further, however, that if the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Initial Public Offering” means the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Act covering the offer and sale by the Company of its equity securities, or such other event as a result of or following which the Stock shall be publicly held.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle.  The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following:  cash flow (including, but not limited to, operating cash flow and free cash flow), revenue (including but not limited to total company revenue and revenue in specific industries or use cases), bookings, EBITDA (earnings before interest, taxes, depreciation and amortization), net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, acquisitions or strategic transactions, operating income (loss), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award.  Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

“Restricted Stock Award” means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of phantom stock units to a grantee.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, or (iii) the sale of all of the Stock of the Company to an unrelated person or entity.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $.001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)       Administration of Plan.  The Plan shall be administered by the Administrator.

(b)       Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)       to select the individuals to whom Awards may from time to time be granted;

(ii)  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)     to determine the number of shares of Stock to be covered by any Award;

(iv)    to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v)     to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)    subject to the provisions of Section 5(b), to extend at any time the period in which Stock Options may be exercised; and

(vii)   at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)        Delegation of Authority to Grant Options.  Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Options to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees.  Any such delegation by the Administrator shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria.  The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)       Award Certificate.  Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)       Indemnification.  Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f)        Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to:  (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)        Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be the sum of (i) 8,000,000 shares minus the number of shares underlying awards previously made under the Company’s 2007 Stock Option and Grant Plan prior to the Effective Date, and (ii) such number of shares equal to the shares underlying any stock options or awards returned to the Company’s 2007 Stock Option and Grant Plan after the Effective Date as a result of the expiration, forfeiture, cancellation or termination of such stock options or awards (other than by means of exercise), and (iii) such number of shares equal to the shares underlying any awards that are forfeited, canceled, reacquired by the Company prior to vesting, or otherwise terminated under the Company’s 2007 Restricted Preferred Stock Plan after the Effective Date, subject, in each case, to adjustment as provided in Section 3(b).  Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed 4,000,000, subject to adjustment as provided in Section 3(b).  For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan.  Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that from and after the date payment under this Plan becomes subject to the compensation deduction limits imposed by Section 162(m) of the Code, Stock Options or Stock Appreciation Rights with respect to no more than 2,000,000 shares of Stock may be granted to any one individual grantee during any one calendar year period.  The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)       Changes in Stock.  Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable.  The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.  The adjustment by the Administrator shall be final, binding and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(c)        Mergers and Other Transactions.  Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Certificate, in the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder).  In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable after taking into account any acceleration hereunder at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable after taking into account any acceleration hereunder) held by such grantee.  In connection with any Sale Event in which all of the consideration is cash, the parties to any such Sale Event may also provide that some or all outstanding Awards that would otherwise not be fully vested and exercisable in full after giving effect to the Sale Event will be converted (a “Converted Award”) into the right to receive the consideration payable to holders of Stock in the Sale Event (net of the applicable exercise price), subject to any remaining vesting provisions relating to such Awards and the other terms and conditions of the Sale Event (such as indemnification obligations and purchase price adjustments) to the extent provided by the parties regarding the effect on Converted Awards of termination of employment following a Sale Event.  Terms relating to vesting, if any, in connection with a Sale Event shall be as determined by the Board and as specified in the relevant Award Certificate.

(d)       Substitute Awards.  The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation.  The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.  Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.	ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including Consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.	STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options.  Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.  To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.  If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(a)       Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(b)       Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(c)       Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date.  The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option.  An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d)       Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased.  Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Certificate:

(i)       In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)      Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and that are not then subject to restrictions under any Company plan.  Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)     By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

(iv)    With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection.  The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee).  In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(e)        Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.  To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.	STOCK APPRECIATION RIGHTS

(a)       Exercise Price of Stock Appreciation Rights.  The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(b)       Grant and Exercise of Stock Appreciation Rights.  Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(c)       Terms and Conditions of Stock Appreciation Rights.  Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator.  The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7.	RESTRICTED STOCK AWARDS

(a)       Nature of Restricted Stock Awards.  The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)       Rights as a Stockholder.  Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to dividends and the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Certificate.  Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)       Restrictions.  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder.  Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)       Vesting of Restricted Stock.  The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.”  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8.	RESTRICTED STOCK UNITS

(a)        Nature of Restricted Stock Units.   The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.  At the end of the deferral period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock.  To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

(b)       Election to Receive Restricted Stock Units in Lieu of Compensation.  The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units.  Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator.  Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein.  The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.  Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c)        Rights as a Stockholder.  A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Restricted Stock Units, subject to such terms and conditions as the Administrator may determine.

(d)       Termination.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.	UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.  The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan.  Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.	CASH-BASED AWARDS

Grant of Cash-Based Awards.  The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant.  The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine.  Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator.  Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11.	PERFORMANCE SHARE AWARDS

(a)        Nature of Performance Share Awards.  The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan.  The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, which may not be less than one year, and such other limitations and conditions as the Administrator shall determine.

(b)       Rights as a Stockholder.  A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee.  A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

(c) Termination.  Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.	PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a)        Performance-Based Awards.  Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator.  The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual.  The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee.  Each Performance-Based Award shall comply with the provisions set forth below.

(b)       Grant of Performance-Based Awards.  With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award).  Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets.  The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c)       Payment of Performance-Based Awards.  Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle.  The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d)       Maximum Award Payable.  The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 1,000,000 shares of Stock (subject to adjustment as provided in Section 3(b) hereof) or $5,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.

(e)       This Section 12 becomes applicable from and after the date compensation paid under this Plan becomes subject to the compensation deduction limits imposed by Section 162(m) of the Code.

SECTION 13.	DIVIDEND EQUIVALENT RIGHTS

(a)       Dividend Equivalent Rights.  A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award or as a freestanding award.  The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents.  Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any.  Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments.  A Dividend Equivalent Right granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award may provide that such Dividend Equivalent Right shall be settled upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.  A Dividend Equivalent Right granted as a component of a Restricted Stock Units, Restricted Stock Award or Performance Share Award may also contain terms and conditions different from such other Award.

(b)       Interest Equivalents.  Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment.  Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c)        Termination.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14.	TRANSFERABILITY OF AWARDS

(a)       Transferability.  Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity.  No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.  No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)       Administrator Action.  Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options or Restricted Stock Units) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.  In no event may an Award be transferred by a grantee for value.

(c)        Family Member.  For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)       Designation of Beneficiary.  Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death.  Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator.  If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 15.	TAX WITHHOLDING

(a)        Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income.  The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.  The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)       Payment in Stock.  Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 16.	SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17.	TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)        a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)       an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18.	AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.  The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash.  To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.  Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 19.	STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards.  In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20.	GENERAL PROVISIONS

(a)        No Distribution.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)       Delivery of Stock Certificates.  Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.  Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded.  All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded.  The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements.  The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)       Stockholder Rights.  Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)       Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.  The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e)       Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)        Forfeiture of Awards under Sarbanes-Oxley Act.  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

SECTION 21.	EFFECTIVE DATE OF PLAN

This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules or pursuant to written consent.  No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 22.	GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:	March 2010

DATE APPROVED BY STOCKHOLDERS:	July 2010

Incentive Stock Option Agreement
under the IntraLinks Holdings, Inc.
2010 Equity Incentive Plan

Name of Optionee:	__________________ (the “Optionee”)

No. of Option Shares:	__________ Shares of Common Stock

Grant Date:	__________________ (the “Grant Date”)

Expiration Date:	__________________ (the “Expiration Date”)

Option Exercise Price/Share:	$_________________ (the “Option Exercise Price”)

Pursuant to the IntraLinks Holdings, Inc. 2010 Equity Incentive Plan (the “Plan”), IntraLinks Holdings, Inc. (together with all successors thereto, the “Company”), hereby grants to the Optionee, who is an employee of the Company or any of its Subsidiaries, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.001 per share (“Stock”), of the Company indicated above (the “Option Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Incentive Stock Option Agreement (this “Agreement”) and in the Plan.  This Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).  To the extent that any portion of the Stock Option does not so qualify, it shall be deemed a non-qualified stock option.

1. Definitions.  For the purposes of this Agreement, the following terms shall have the following respective meanings.  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

“Cause” means, in the absence of any employment or similar agreement between an Optionee and the Company or any Subsidiary otherwise defining Cause, dismissal by the Company of the Optionee as a result of (i) the commission of any act by the Optionee constituting financial dishonesty against the Company or any Subsidiary (which act would be chargeable as a crime under applicable law); (ii) the Optionee’s engaging in any other act of fraud, intentional misrepresentation, moral turpitude, illegality or harassment; (iii) unauthorized use or disclosure by an Optionee of any proprietary information or trade secrets of the Company or any other party to whom the Optionee owes an obligation of nondisclosure as a result of his or her relationship with the Company; (iv) the repeated failure by the Optionee to follow the directives of the chief executive officer or president of the Company or any Subsidiary, the Board, or the board of directors or managers of any Subsidiary; or (v) any material misconduct, violation of the Company’s or any Subsidiary’s policies, or willful and deliberate non-performance of duty by the Optionee in connection with the business affairs of the Company or any Subsidiary.  In the event there is an employment or similar agreement between an Optionee and the Company or any Subsidiary otherwise defining Cause, “Cause” shall have the meaning provided in such agreement.

2. Vesting, Exercisability and Termination.

(a) No portion of this Stock Option may be exercised until such portion shall have vested.

(b) Except as set forth below, and subject to the determination of the Administrator in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable with respect to the Option Shares on the respective dates indicated below:

Incremental (Aggregate Number) of Option Shares Exercisable	Vesting Date

______________ (__%)	[_______________]
______________ (__%)	[_______________]
______________ (__%)	[_______________]

[Notwithstanding anything herein to the contrary, in the event that this Stock Option is assumed or continued by the Company or its successor entity in the sole discretion of the parties to a Sale Event pursuant to Section 3(c) of the Plan and thereafter remains in effect following such Sale Event, and within six months following such Sale Event the Company and its Subsidiaries or successor entity terminates the employment of the Optionee without Cause, then, as of the date upon which the Optionee’s employment with the Company terminates, this Stock Option shall be deemed vested and exercisable with respect to all Shares that would have been vested under the vesting schedule set forth above had the Optionee’s employment terminated one year after such termination date.]

[For senior executives only:] [Notwithstanding anything herein to the contrary, in the event that this Stock Option is assumed or continued by the Company or its successor entity in the sole discretion of the parties to a Sale Event pursuant to Section 3(c) of the Plan and thereafter remains in effect following such Sale Event and within 12 months following such Sale Event, the Company, its Subsidiaries or its successor entity, as the case may be, terminates the employment of the Optionee without Cause or materially diminishes the Optionee’s duties, then, as of the date upon which the Optionee’s employment with the Company terminates, or such earlier date of diminution of duties, this Stock Option shall be deemed vested and exercisable with respect to all Shares not previously vested.  If this Stock Option is not assumed or continued by the Company or its successor entity in any Sale Event pursuant to Section 3(c) of the Plan and this Stock Option shall terminate in connection with such Sale Event, then immediately prior to such Sale Event (and in any case with a reasonable enough time for the Optionee to exercise this Stock Option prior to such Sale Event), this Stock Option shall be deemed vested and exercisable with respect to one-half of the Option Shares not previously vested.]

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(c) Termination.  Except as may otherwise be provided by the Administrator, if the Optionee’s employment with the Company or a Subsidiary is terminated, the period within which to exercise this Stock Option may be subject to earlier termination as set forth below:

(i) Termination Due to Death. If the Optionee’s employment terminates by reason of such Optionee’s death, this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.

(ii) Termination Due to Disability.  If the Optionee’s employment terminates by reason of such Optionee’s disability (as determined by the Administrator), this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 6 months from the date of such disability or until the Expiration Date, if earlier.

(iii) Other Termination.  If the Optionee’s employment terminates for any reason other than death or disability, and unless otherwise determined by the Administrator, this Stock Option may be exercised, to the extent exercisable on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date, if earlier; provided, however, if the Optionee’s employment is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.  Any portion of this Stock Option that is not exercisable on the date of termination of the employment shall terminate immediately and be null and void.

(d) It is understood and intended that this Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Code to the extent permitted under applicable law, but the Company does not represent or warrant that this Stock Option qualifies as such.  The Optionee should consult with his or her own tax advisors regarding the tax effects of this Stock Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.  The Optionee understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, no sale or other disposition may be made of shares of Stock for which incentive stock option treatment is desired within the one-year period beginning on the day after the day of the transfer of such shares of Stock to him or her, nor within the two year period beginning on the day after the grant of this Stock Option and further that this Stock Option must be exercised within three months after termination of employment as an employee (or 12 months in the case of death or disability) to qualify as an incentive stock option.  If the Optionee disposes (whether by sale, gift, transfer or otherwise) of any such shares of Stock within either of these periods, he or she will notify the Company within 30 days after such disposition.  The Optionee also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes.  Further, to the extent Option Shares and any other incentive stock options of the Optionee having an aggregate Fair Market Value in excess of $100,000 (determined as of the Grant Date) vest in any year, such options will not qualify as incentive stock options.

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3. Exercise of Stock Option.

(a) The Optionee may exercise this Stock Option only in the following manner:  from time to time on or prior to the Expiration Date, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice.  Such notice shall specify the number of Option Shares to be purchased.  Payment of the purchase price for the Option Shares may be made by one or more of the following methods:  (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that have been beneficially owned by the Optionee for at least six months (or such other holding periods as may be required by the Administrator) and that are not then subject to restrictions under any Company plan.  Such surrendered shares shall be valued at Fair Market Value on the exercise date; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the Optionee chooses to pay the purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above.  Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations.  In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan.  The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

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(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

4. Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability of Stock Option.  This Agreement is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution.  The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity).  The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein.  If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.

6. Withholding Taxes.  The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event.  The Company shall have the authority to cause the minimum required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.  The Optionee acknowledges and agrees that the Company or any Subsidiary of the Company has the right to deduct from payments of any kind otherwise due to the Optionee, or from the Option Shares to be issued in respect of an exercise of this Stock Option, any federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of Option Shares to the Optionee.

7. Noncompetition, etc.  For purposes of this Section 7, references to the “Company” shall include, individually and collectively, the Company and its Subsidiaries and affiliates and its/their respective predecessors, successors and assigns.  As a condition of the Optionee’s continued employment and in consideration of this Stock Option, the Optionee hereby expressly agrees to be bound by the following covenants, terms and conditions.  The Optionee hereby acknowledges and agrees that he or she has had and/or will have access to trade secrets, proprietary and confidential information relating to the Company and its clients, including but not limited to, marketing data, financial information, client and prospect lists (including without limitation, Rolodex type or computer- and Web-based compilations (including but not limited to salesforce.com or other CRM system data) maintained by the Company or the Optionee), and details of programs and methods, potential and actual acquisitions, divestitures and joint ventures, pricing policies, strategies, terms of service, business and product plans, cost information and software, in each case of the Company and/or its respective clients.  Accordingly, the Optionee voluntarily enters into the following covenants to provide the Company with reasonable protection of those and other valuable interests of the Company:

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(a) Notwithstanding anything in this Agreement to the contrary, the Optionee agrees that during the term of his employment and any other professional services relationship with the Company and for [12 months] from the later of the date of termination of the Optionee’s employment or other professional services relationship with the Company (the “Post-Termination Period”),  the Optionee shall not, alone or as an employee, officer, director, agent, shareholder (other than an owner of one-percent or less of the outstanding shares of any publicly-traded company), consult, partner, member, owner or in any other capacity, directly or indirectly:

(i) engage in any Competitive Activity, as defined below, within or with respect to any location in the United States or abroad in which the Optionee performed or directed his services (including but not limited to sales and customer calls, whether conducted in person, by telephone or online) at any time during the twelve month period immediately preceding the termination of the Optionee’s employment for any reason (the “Territories”), or assist any other person or organization in engaging in, or preparing to engage in, any Competitive Activity in such Territories;

(ii) solicit or provide services to any Clients, as defined below, of the Company on his own behalf or on behalf of any third party, in furtherance of any Competitive Activity.  For purposes of this Section 7, “Client” shall mean any current or former customer of the Company or user of the Company’s services or software during the term of the Optionee’s employment with the Company, including but not limited to, with respect to such customers, for any reason, at anytime during the term of the Optionee’s employment with the Company:

(A) The Optionee performed services whether conducted in person, by telephone or online) on behalf of the Company;

(B) The Optionee had substantial contact; or

(C) The Optionee acquired or had access to trade secrets or other confidential or proprietary information relating to such customer as a result of the Optionee’s employment with the Company;

(iii) encourage, participate in or solicit any employee or consultant of the Company to engage in Competitive Activity or to accept employment with any third party engaged in Competitive Activity.  This subsection 7(a)(iii) shall be limited to employees and consultants who: (1) are current employees or consultants; or (2) left the employment of the Company or whose provision of services to the Company terminated within the 12 month period prior to the Optionee’s termination of employment with the Company for any reason; and

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(iv) for purposes of this Agreement, “Competitive Activity” shall mean participating in:

(A) any business in competition with the Company organized or operating under any of the following names:  [Insert Competitors]; and/or

(B) any offering, sale, licensing or provision by any entity of any software, application service or system, in direct or indirect competition with the Company’s offerings and including, but not limited to, electronic or digital document repositories for facilitating transactional due diligence, mergers, acquisitions, divestitures, financing, investments, investor relations, corporate records and corporate governance documents, research and development, clinical trials or other business processes for which the Company’s products or services are or have been used during the 12 month period preceding termination of the Optionee’s employment for any reason; and/or

(C) any business that develops, manufactures or markets any products or performs any services that are otherwise competitive with the products or services of  the Company or any of the products or services that the Company has under development or that are subject to active planning at any time during the 12 month period immediately preceding the termination of the Optionee’s professional services to the Company.

(b) The Optionee agrees that the foregoing restrictions are reasonable and justified in light of: (i) the nature of  the Company’s business and customers; (ii) the confidential and proprietary information to which the Optionee has had and will have exposure and access during the course of his professional relationship with the Company; and (iii) the need for the adequate protection of the business and the goodwill of the Company.  In the event any restriction in this Section 7 is deemed to be invalid or unenforceable by any court of competent jurisdiction, the Optionee agrees to the reduction of said restriction to such period or scope that such court deems reasonable and enforceable.

(c) The Optionee acknowledges and agrees that any breach of this Section 7 shall cause the Company immediate, substantial and irreparable harm and therefore, in the event of any such breach, the Optionee agrees that the Company may terminate or suspend severance payments to the Optionee and that the Optionee shall immediately forfeit any equity compensation granted, vested and unvested, that have not previously been exercised and, in addition to any other remedies which may be available, the Company shall have the right to seek specific performance and injunctive relief, without the need to post a bond or other security.

(d) The Optionee acknowledges and agrees that the provisions of this Section 7 are in addition to, and not in lieu of, any non-solicitation, non-competition, confidentiality, nonraid and/or similar obligations which the Optionee may have with respect to the Company, whether by agreement, fiduciary obligation or otherwise.  Without in any way limiting the provisions of this Section 7, the Optionee further acknowledges and agrees that the provisions of this Section 7 shall remain applicable in accordance with their terms after the date of termination of the Optionee’s employment, regardless of whether the Optionee’s termination or cessation of employment is voluntary or involuntary.

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(e) During and after the term of the Optionee’s employment with the Company, the Optionee covenants and agrees that he will not disclose to anyone without the Company’s prior written consent, any proprietary and confidential materials, documents, records or other non-public information of any type whatsoever concerning or relating to the business and affairs of the Company which the Optionee may have acquired in the course of his employment hereunder, including but not limited to:  (i) trade secrets of the Company; (ii) lists of and/or information concerning current, former, and/or prospective customers or clients of the Company; (iii) marketing data and financial information; (iv) information regarding potential and actual acquisitions, divestitures and joint ventures, (v) pricing policies, strategies, terms of service, business and product plans, cost information and software; and (vi) information relating to programs and methods of doing business (including information concerning operations, technology and systems) in use or contemplated use by the Company and not generally known among the Company’s competitors, except to the extent such disclosure is required by law, regulation or legal process.

(f) During and after the Optionee’s employment, the Optionee shall cooperate fully with the Company in the defense or prosecution of any claims or actions now in existence or which may be brought in the future against or on behalf of the Company which relate to events or occurrences that transpired while the Optionee was employed by the Company.  The Optionee’s full cooperation in connection with such claims or actions shall include, but not be limited to, being available to meet with counsel to prepare for discovery or trial and to act as a witness on behalf of the Company at mutually convenient times.  During and after the Optionee’s employment, the Optionee also shall cooperate fully with the Company in connection with any investigation or review of any federal, state or local regulatory authority as any such investigation or review relates to events or occurrences that transpired while the Optionee was employed by the Company.  The Company shall reimburse the Optionee for any reasonable out-of-pocket expenses incurred in connection with the Optionee’s performance of obligations pursuant to this Section 7(f).

(g) The Optionee acknowledges and agrees that his breach of any provision of this Section 7 (collectively the “Restrictive Covenants”) would result in irreparable injury and damage for which money damages do not provide adequate remedy.  Therefore, if the Optionee breaches or threatens to commit a breach of any Restrictive Covenant, the Company shall have the following rights and remedies (in accordance with applicable law and upon compliance with any necessary prerequisites imposed by law upon the availability of such remedies), each of which rights and remedies shall be independent of the other and severally enforceable, and all of which rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to Company under law or in equity (including, without limitation, the recovery of damages):

(i) To have the Restrictive Covenants specifically enforced (without posting bond and without the need to prove damages) by any court having jurisdiction, including, without limitation, the right to seek an entry against the Optionee of restraining orders and injunctions (preliminary, mandatory, temporary and permanent) against violations, threatened or actual, and whether or not then continuing, of such covenants;

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(ii) To require the Optionee to forfeit his right to receive the balance of any compensation due him which is not yet earned and accrued or vested under this Agreement (whether it be in the form of severance pay, annual salary, expenses or vacation); and

(iii) To require the Optionee to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, “Profits”) derived or received by him as the result of any transactions constituting a breach of the Restrictive Covenants, and the Optionee shall account for and pay over the Profits to the Company.

Without in any way limiting the provisions of this Section 7, the Optionee further acknowledges and agrees that the provisions of this Section 7 shall remain applicable in accordance with their terms after the date of termination of the Optionee’s employment, regardless of whether: (i) the Optionee’s termination or cessation of employment is voluntary or involuntary; and (ii) any Option Shares are not vested or will not vest.   In addition, notwithstanding anything in this Agreement, the provisions of this Section 7 shall survive a Sale Event and the vesting in full of the Option Shares.

8. Miscellaneous Provisions.

(a) Change and Modifications.  This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective.  This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(b) Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of Delaware without regard to conflict of law principles.

(c) Headings.  The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(d) Saving Clause.  If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(e) Notices.  All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid.  Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

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(f) No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

(g) Benefit and Binding Effect.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives.  The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(h) Dispute Resolution.  Except as provided below or in Section 7, above, all disputes, claims, or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance hereof or the transactions contemplated hereby, that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration to be conducted before J.A.M.S./Endispute, Inc. or its successor.  The parties understand and agree that this arbitration provision shall apply equally to claims of fraud or fraud in the inducement.  The arbitration shall be held in New York City, New York before a single arbitrator and shall be conducted in accordance with the rules and regulations promulgated by J.A.M.S./Endispute, Inc. unless specifically modified herein.

The parties covenant and agree that the arbitration shall commence within 120 days of the date on which a written demand for arbitration is filed by any party hereto.  In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses.  In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party.  However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission.  In connection with any arbitration, each party shall provide to the other, no later than 14 business days before the date of the arbitration, the identity of all persons that may testify at the arbitration, a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert, and a summary of the expert’s opinions and the basis for said opinions.  The arbitrator’s decision and award shall be made and delivered within 60 days of the conclusion of the arbitration.  The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability.  The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.

The parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally its costs, except as otherwise provided herein.  The arbitrator may in his or her discretion assess costs and expenses (including the reasonable legal fees and expenses of the prevailing party) against any party to a proceeding.  Any party unsuccessfully refusing to comply with an order of the arbitrators shall be liable for costs and expenses, including attorneys’ fees, incurred by the other party in enforcing the award.  This Section applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.  The provisions of this Section shall be enforceable in any court of competent jurisdiction.

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Subject to the second sentence of the immediately preceding paragraph, the parties shall bear their own attorneys’ fees, costs and expenses in connection with the arbitration.  The parties will share equally in the fees and expenses charged by J.A.M.S./Endispute, Inc.

Each of the parties hereto irrevocably and unconditionally consents to the exclusive jurisdiction of J.A.M.S./Endispute, Inc. to resolve all disputes, claims or controversies arising out of or relating to this Agreement or any other agreement executed and delivered pursuant to this Agreement or the negotiation, validity or performance hereof and thereof or the transactions contemplated hereby and thereby and further consents to the jurisdiction of the courts of New York for the purposes of enforcing the arbitration provisions of this Section.  Each party further irrevocably waives any objection to proceeding before J.A.M.S./Endispute, Inc. based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim in any court that arbitration before J.A.M.S./Endispute, Inc. has been brought in an inconvenient forum.  Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given.  Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto.

(i) Counterparts.  For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

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The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

INTRALINKS HOLDINGS, INC.

By:
Name:
Title:

Address:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

[SPOUSE’S CONSENT1
I acknowledge that I have read the
foregoing Incentive Stock Option Agreement
and understand the contents thereof.

___________________________________________]

1 A spouse’s consent is required only if the Optionee’s state of residence is one of the following community property states:  Arizona, California, Idaho, Louisiana, New Mexico, Nevada, Texas, Washington and Wisconsin (check WI statute).

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Non-Qualified Stock Option Agreement
under the IntraLinks Holdings, Inc.
2010 Equity Incentive Plan

Name of Optionee:	__________________ (the “Optionee”)

No. of Option Shares:	__________ Shares of Common Stock

Grant Date:	_________________ (the “Grant Date”)

Expiration Date:	__________________ (the “Expiration Date”)

Option Exercise Price/Share:	$_________________ (the “Option Exercise Price”)

Pursuant to the IntraLinks Holdings, Inc. 2010 Equity Incentive Plan (the “Plan”), IntraLinks Holdings, Inc. (together with all successors thereto, the “Company”), hereby grants to the Optionee, who is an employee of the Company or any of its Subsidiaries, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.001 per share (“Stock”), of the Company indicated above (the “Option Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Non-Qualified Stock Option Agreement (this “Agreement”) and in the Plan.  This Stock Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

1. Definitions.  For the purposes of this Agreement, the following terms shall have the following respective meanings.  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

“Cause” means, in the absence of any employment or similar agreement between an Optionee and the Company or any Subsidiary otherwise defining Cause, dismissal by the Company of the Optionee as a result of (i) the commission of any act by the Optionee constituting financial dishonesty against the Company or any Subsidiary (which act would be chargeable as a crime under applicable law); (ii) the Optionee’s engaging in any other act of fraud, intentional misrepresentation, moral turpitude, illegality or harassment; (iii) unauthorized use or disclosure by an Optionee of any proprietary information or trade secrets of the Company or any other party to whom the Optionee owes an obligation of nondisclosure as a result of his or her relationship with the Company; (iv) the repeated failure by the Optionee to follow the directives of the chief executive officer or president of the Company or any Subsidiary, the Board, or the board of directors or managers of any Subsidiary; or (v) any material misconduct, violation of the Company’s or any Subsidiary’s policies, or willful and deliberate non-performance of duty by the Optionee in connection with the business affairs of the Company or any Subsidiary.  In the event there is an employment or similar agreement between an Optionee and the Company or any Subsidiary otherwise defining Cause, “Cause” shall have the meaning provided in such agreement.

2. Vesting, Exercisability and Termination.

(a) No portion of this Stock Option may be exercised until such portion shall have vested.

(b) Except as set forth below, and subject to the determination of the Administrator in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable with respect to the Option Shares on the respective dates indicated below:

Incremental (Aggregate Number) of Option Shares Exercisable	Vesting Date

______________ (__%)	[_______________]
______________ (__%)	[_______________]
______________ (__%)	[_______________]

[Notwithstanding anything herein to the contrary, in the event that this Stock Option is assumed or continued by the Company or its successor entity in the sole discretion of the parties to a Sale Event pursuant to Section 3(c) of the Plan and thereafter remains in effect following such Sale Event, and within six months following such Sale Event the Company and its Subsidiaries or successor entity terminates the employment of the Optionee without Cause, then, as of the date upon which the Optionee’s employment with the Company terminates, this Stock Option shall be deemed vested and exercisable with respect to all Shares that would have been vested under the vesting schedule set forth above had the Optionee’s employment terminated one year after such termination date.]

[For senior executives only:] [Notwithstanding anything herein to the contrary, in the event that this Stock Option is assumed or continued by the Company or its successor entity in the sole discretion of the parties to a Sale Event pursuant to Section 3(c) of the Plan and thereafter remains in effect following such Sale Event and within 12 months following such Sale Event, the Company, its Subsidiaries or its successor entity, as the case may be, terminates the employment of the Optionee without Cause or materially diminishes the Optionee’s duties, then, as of the date upon which the Optionee’s employment with the Company terminates, or such earlier date of diminution of duties, this Stock Option shall be deemed vested and exercisable with respect to all Shares not previously vested.  If this Stock Option is not assumed or continued by the Company or its successor entity in any Sale Event pursuant to Section 3(c) of the Plan and this Stock Option shall terminate in connection with such Sale Event, then immediately prior to such Sale Event (and in any case with a reasonable enough time for the Optionee to exercise this Stock Option prior to such Sale Event), this Stock Option shall be deemed vested and exercisable with respect to one-half of the Option Shares not previously vested.]

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(c) Termination.  Except as may otherwise be provided by the Administrator, if the Optionee’s employment with the Company or a Subsidiary is terminated, the period within which to exercise this Stock Option may be subject to earlier termination as set forth below:

(i) Termination Due to Death. If the Optionee’s employment terminates by reason of such Optionee’s death, this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.

(ii) Termination Due to Disability.  If the Optionee’s employment terminates by reason of such Optionee’s disability (as determined by the Administrator), this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 6 months from the date of such disability or until the Expiration Date, if earlier.

(iii) Other Termination.  If the Optionee’s employment terminates for any reason other than death or disability, and unless otherwise determined by the Administrator, this Stock Option may be exercised, to the extent exercisable on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date, if earlier; provided, however, if the Optionee’s employment is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.  Any portion of this Stock Option that is not exercisable on the date of termination of the employment shall terminate immediately and be null and void.

3. Exercise of Stock Option.

(a) The Optionee may exercise this Stock Option only in the following manner:  from time to time on or prior to the Expiration Date, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice.  Such notice shall specify the number of Option Shares to be purchased.  Payment of the purchase price for the Option Shares may be made by one or more of the following methods:  (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that have been beneficially owned by the Optionee for at least six months (or such other holding periods as may be required by the Administrator) and that are not then subject to restrictions under any Company plan.  Such surrendered shares shall be valued at Fair Market Value on the exercise date; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the Optionee chooses to pay the purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above.  Payment instruments will be received subject to collection.

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The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations.  In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan.  The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

4. Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability of Stock Option.  This Agreement is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution.  The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity).  The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein.  If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.

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6. Withholding Taxes.  The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event.  The Company shall have the authority to cause the minimum required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.  The Optionee acknowledges and agrees that the Company or any Subsidiary of the Company has the right to deduct from payments of any kind otherwise due to the Optionee, or from the Option Shares to be issued in respect of an exercise of this Stock Option, any federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of Option Shares to the Optionee.

7. Noncompetition, etc.  For purposes of this Section 7, references to the “Company” shall include, individually and collectively, the Company and its Subsidiaries and affiliates and its/their respective predecessors, successors and assigns.  As a condition of the Optionee’s continued employment and in consideration of this Stock Option, the Optionee hereby expressly agrees to be bound by the following covenants, terms and conditions.  The Optionee hereby acknowledges and agrees that he or she has had and/or will have access to trade secrets, proprietary and confidential information relating to the Company and its clients, including but not limited to, marketing data, financial information, client and prospect lists (including without limitation, Rolodex type or computer- and Web-based compilations (including but not limited to salesforce.com or other CRM system data) maintained by the Company or the Optionee), and details of programs and methods, potential and actual acquisitions, divestitures and joint ventures, pricing policies, strategies, terms of service, business and product plans, cost information and software, in each case of the Company and/or its respective clients.  Accordingly, the Optionee voluntarily enters into the following covenants to provide the Company with reasonable protection of those and other valuable interests of the Company:

(a) Notwithstanding anything in this Agreement to the contrary, the Optionee agrees that during the term of his employment and any other professional services relationship with the Company and for [12 months] from the later of the date of termination of the Optionee’s employment or other professional services relationship with the Company (the “Post-Termination Period”),  the Optionee shall not, alone or as an employee, officer, director, agent, shareholder (other than an owner of one-percent or less of the outstanding shares of any publicly-traded company), consult, partner, member, owner or in any other capacity, directly or indirectly:

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(i) engage in any Competitive Activity, as defined below, within or with respect to any location in the United States or abroad in which the Optionee performed or directed his services (including but not limited to sales and customer calls, whether conducted in person, by telephone or online) at any time during the twelve month period immediately preceding the termination of the Optionee’s employment for any reason (the “Territories”), or assist any other person or organization in engaging in, or preparing to engage in, any Competitive Activity in such Territories;

(ii) solicit or provide services to any Clients, as defined below, of the Company on his own behalf or on behalf of any third party, in furtherance of any Competitive Activity.  For purposes of this Section 7, “Client” shall mean any current or former customer of the Company or user of the Company’s services or software during the term of the Optionee’s employment with the Company, including but not limited to, with respect to such customers, for any reason, at anytime during the term of the Optionee’s employment with the Company:

(A) The Optionee performed services whether conducted in person, by telephone or online) on behalf of the Company;

(B) The Optionee had substantial contact; or

(C) The Optionee acquired or had access to trade secrets or other confidential or proprietary information relating to such customer as a result of the Optionee’s employment with the Company;

(iii) encourage, participate in or solicit any employee or consultant of the Company to engage in Competitive Activity or to accept employment with any third party engaged in Competitive Activity.  This subsection 7(a)(iii) shall be limited to employees and consultants who: (1) are current employees or consultants; or (2) left the employment of the Company or whose provision of services to the Company terminated within the 12 month period prior to the Optionee’s termination of employment with the Company for any reason; and

(iv) for purposes of this Agreement, “Competitive Activity” shall mean participating in:

(A) any business in competition with the Company organized or operating under any of the following names:  [Insert Competitors]; and/or

(B) any offering, sale, licensing or provision by any entity of any software, application service or system, in direct or indirect competition with the Company’s offerings and including, but not limited to, electronic or digital document repositories for facilitating transactional due diligence, mergers, acquisitions, divestitures, financing, investments, investor relations, corporate records and corporate governance documents, research and development, clinical trials or other business processes for which the Company’s products or services are or have been used during the 12 month period preceding termination of the Optionee’s employment for any reason; and/or

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(C) any business that develops, manufactures or markets any products or performs any services that are otherwise competitive with the products or services of  the Company or any of the products or services that the Company has under development or that are subject to active planning at any time during the 12 month period immediately preceding the termination of the Optionee’s professional services to the Company.

(b) The Optionee agrees that the foregoing restrictions are reasonable and justified in light of: (i) the nature of  the Company’s business and customers; (ii) the confidential and proprietary information to which the Optionee has had and will have exposure and access during the course of his professional relationship with the Company; and (iii) the need for the adequate protection of the business and the goodwill of the Company.  In the event any restriction in this Section 7 is deemed to be invalid or unenforceable by any court of competent jurisdiction, the Optionee agrees to the reduction of said restriction to such period or scope that such court deems reasonable and enforceable.

(c) The Optionee acknowledges and agrees that any breach of this Section 7 shall cause the Company immediate, substantial and irreparable harm and therefore, in the event of any such breach, the Optionee agrees that the Company may terminate or suspend severance payments to the Optionee and that the Optionee shall immediately forfeit any equity compensation granted, vested and unvested, that have not previously been exercised and, in addition to any other remedies which may be available, the Company shall have the right to seek specific performance and injunctive relief, without the need to post a bond or other security.

(d) The Optionee acknowledges and agrees that the provisions of this Section 7 are in addition to, and not in lieu of, any non-solicitation, non-competition, confidentiality, nonraid and/or similar obligations which the Optionee may have with respect to the Company, whether by agreement, fiduciary obligation or otherwise.  Without in any way limiting the provisions of this Section 7, the Optionee further acknowledges and agrees that the provisions of this Section 7 shall remain applicable in accordance with their terms after the date of termination of the Optionee’s employment, regardless of whether the Optionee’s termination or cessation of employment is voluntary or involuntary.

(e) During and after the term of the Optionee’s employment with the Company, the Optionee covenants and agrees that he will not disclose to anyone without the Company’s prior written consent, any proprietary and confidential materials, documents, records or other non-public information of any type whatsoever concerning or relating to the business and affairs of the Company which the Optionee may have acquired in the course of his employment hereunder, including but not limited to:  (i) trade secrets of the Company; (ii) lists of and/or information concerning current, former, and/or prospective customers or clients of the Company; (iii) marketing data and financial information; (iv) information regarding potential and actual acquisitions, divestitures and joint ventures, (v) pricing policies, strategies, terms of service, business and product plans, cost information and software; and (vi) information relating to programs and methods of doing business (including information concerning operations, technology and systems) in use or contemplated use by the Company and not generally known among the Company’s competitors, except to the extent such disclosure is required by law, regulation or legal process.

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(f) During and after the Optionee’s employment, the Optionee shall cooperate fully with the Company in the defense or prosecution of any claims or actions now in existence or which may be brought in the future against or on behalf of the Company which relate to events or occurrences that transpired while the Optionee was employed by the Company.  The Optionee’s full cooperation in connection with such claims or actions shall include, but not be limited to, being available to meet with counsel to prepare for discovery or trial and to act as a witness on behalf of the Company at mutually convenient times.  During and after the Optionee’s employment, the Optionee also shall cooperate fully with the Company in connection with any investigation or review of any federal, state or local regulatory authority as any such investigation or review relates to events or occurrences that transpired while the Optionee was employed by the Company.  The Company shall reimburse the Optionee for any reasonable out-of-pocket expenses incurred in connection with the Optionee’s performance of obligations pursuant to this Section 7(f).

(g) The Optionee acknowledges and agrees that his breach of any provision of this Section 7 (collectively the “Restrictive Covenants”) would result in irreparable injury and damage for which money damages do not provide adequate remedy.  Therefore, if the Optionee breaches or threatens to commit a breach of any Restrictive Covenant, the Company shall have the following rights and remedies (in accordance with applicable law and upon compliance with any necessary prerequisites imposed by law upon the availability of such remedies), each of which rights and remedies shall be independent of the other and severally enforceable, and all of which rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to Company under law or in equity (including, without limitation, the recovery of damages):

(i) To have the Restrictive Covenants specifically enforced (without posting bond and without the need to prove damages) by any court having jurisdiction, including, without limitation, the right to seek an entry against the Optionee of restraining orders and injunctions (preliminary, mandatory, temporary and permanent) against violations, threatened or actual, and whether or not then continuing, of such covenants;

(ii) To require the Optionee to forfeit his right to receive the balance of any compensation due him which is not yet earned and accrued or vested under this Agreement (whether it be in the form of severance pay, annual salary, expenses or vacation); and

(iii) To require the Optionee to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, “Profits”) derived or received by him as the result of any transactions constituting a breach of the Restrictive Covenants, and the Optionee shall account for and pay over the Profits to the Company.

Without in any way limiting the provisions of this Section 7, the Optionee further acknowledges and agrees that the provisions of this Section 7 shall remain applicable in accordance with their terms after the date of termination of the Optionee’s employment, regardless of whether: (i) the Optionee’s termination or cessation of employment is voluntary or involuntary; and (ii) any Option Shares are not vested or will not vest.   In addition, notwithstanding anything in this Agreement, the provisions of this Section 7 shall survive a Sale Event and the vesting in full of the Option Shares.

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8. Miscellaneous Provisions.

(a) Change and Modifications.  This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective.  This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(b) Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of Delaware without regard to conflict of law principles.

(c) Headings.  The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(d) Saving Clause.  If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(e) Notices.  All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid.  Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(f) No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

(g) Benefit and Binding Effect.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives.  The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(h) Dispute Resolution.  Except as provided below or in Section 7, above, all disputes, claims, or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance hereof or the transactions contemplated hereby, that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration to be conducted before J.A.M.S./Endispute, Inc. or its successor.  The parties understand and agree that this arbitration provision shall apply equally to claims of fraud or fraud in the inducement.  The arbitration shall be held in New York City, New York before a single arbitrator and shall be conducted in accordance with the rules and regulations promulgated by J.A.M.S./Endispute, Inc. unless specifically modified herein.

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The parties covenant and agree that the arbitration shall commence within 120 days of the date on which a written demand for arbitration is filed by any party hereto.  In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses.  In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party.  However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission.  In connection with any arbitration, each party shall provide to the other, no later than 14 business days before the date of the arbitration, the identity of all persons that may testify at the arbitration, a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert, and a summary of the expert’s opinions and the basis for said opinions.  The arbitrator’s decision and award shall be made and delivered within 60 days of the conclusion of the arbitration.  The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability.  The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.

The parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally its costs, except as otherwise provided herein.  The arbitrator may in his or her discretion assess costs and expenses (including the reasonable legal fees and expenses of the prevailing party) against any party to a proceeding.  Any party unsuccessfully refusing to comply with an order of the arbitrators shall be liable for costs and expenses, including attorneys’ fees, incurred by the other party in enforcing the award.  This Section applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.  The provisions of this Section shall be enforceable in any court of competent jurisdiction.

Subject to the second sentence of the immediately preceding paragraph, the parties shall bear their own attorneys’ fees, costs and expenses in connection with the arbitration.  The parties will share equally in the fees and expenses charged by J.A.M.S./Endispute, Inc.

Each of the parties hereto irrevocably and unconditionally consents to the exclusive jurisdiction of J.A.M.S./Endispute, Inc. to resolve all disputes, claims or controversies arising out of or relating to this Agreement or any other agreement executed and delivered pursuant to this Agreement or the negotiation, validity or performance hereof and thereof or the transactions contemplated hereby and thereby and further consents to the jurisdiction of the courts of New York for the purposes of enforcing the arbitration provisions of this Section.  Each party further irrevocably waives any objection to proceeding before J.A.M.S./Endispute, Inc. based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim in any court that arbitration before J.A.M.S./Endispute, Inc. has been brought in an inconvenient forum.  Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given.  Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto.

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(i) Counterparts.  For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

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The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

INTRALINKS HOLDINGS, INC.

By:
Name:
Title:

Address:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

[SPOUSE’S CONSENT1
I acknowledge that I have read the
foregoing Incentive Stock Option Agreement
and understand the contents thereof.

____________________________________]

1 A spouse’s consent is required only if the Optionee’s state of residence is one of the following community property states:  Arizona, California, Idaho, Louisiana, New Mexico, Nevada, Texas, Washington and Wisconsin (check WI statute).

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Restricted Stock Award Agreement
under the IntraLinks Holdings, Inc.
2010 Equity Incentive Plan

Name of Grantee:	_________________________________________

No. of Shares:	________________________

Grant Date:	________________________

Pursuant to the IntraLinks Holdings, Inc. 2010 Equity Incentive Plan (the “Plan”), IntraLinks Holdings, Inc. (together with all successors thereto, the “Company”), hereby grants a Restricted Stock Award (an “Award”) to the Grantee named above.  Upon acceptance of this Award, the Grantee shall receive the number of shares of Common Stock, par value $0.001 per share (the “Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan.  The Company acknowledges the receipt from the Grantee of consideration with respect to the par value of the Stock in the form of cash, past or future services rendered to the Company by the Grantee or such other form of consideration as is acceptable to the Administrator.

1.             Acceptance of Award.  The Grantee shall have no rights with respect to this Award unless he or she shall have accepted this Award by (i) signing and delivering to the Company a copy of this Award Agreement, and (ii) delivering to the Company a stock power endorsed in blank.  Upon acceptance of this Award by the Grantee, the shares of Restricted Stock so accepted shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company.  Thereupon, the Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below.

2.             Restrictions and Conditions.

(a)           Any book entries for the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.

(b)           Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

(c)           If the Grantee’s employment with the Company and its Subsidiaries is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of shares of Restricted Stock granted herein, all shares of Restricted Stock shall immediately and automatically be forfeited and returned to the Company.

3.           Vesting of Restricted Stock.  The restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates.  If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of shares of Restricted Stock specified as vested on such date.

Number of Shares Vested	Vesting Date

_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________

Subsequent to such Vesting Date or Dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock.  The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3.

[Notwithstanding the foregoing, in the event that the Restricted Stock subject to this Award (or any portion thereof) is assumed or continued by the Company or its successor entity in the sole discretion of the parties to a Sale Event pursuant to Section 3(c) of the Plan and within six months following a Sale Event the Company and its Subsidiaries or successor entity terminates the employment of the Grantee without Cause, then, as of the date upon which the Grantee’s employment with the Company terminates, then the restrictions and conditions shall lapse with respect to such number of shares of Restricted Stock that would have been vested under the vesting schedule set forth above had the Grantee’s employment terminated one year after such termination date.]

[For senior executives only:] [Notwithstanding anything herein to the contrary, in the event that the Restricted Stock subject to this Award is assumed or continued by the Company or its successor entity in the sole discretion of the parties to a Sale Event pursuant to Section 3(c) of the Plan and within 12 months following such Sale Event, the Company, its Subsidiaries or its successor entity, as the case may be, terminates the employment of the Grantee without Cause or materially diminishes the Grantee’s duties, then, as of the date upon which the Grantee’s employment with the Company terminates, or such earlier date of diminution of duties, the restrictions and conditions shall lapse with respect to any then unvested shares of Restricted Stock.  If this Award is not assumed or continued by the Company or its successor entity in any Sale Event pursuant to Section 3(c) of the Plan, then immediately prior to such Sale Event, the restrictions and conditions shall lapse with respect to one-half of any then unvested shares of Restricted Stock.]

[For purposes of this Award Agreement, the term “Cause” shall mean, in the absence of any employment or similar agreement between a Grantee and the Company or any Subsidiary otherwise defining Cause, dismissal by the Company of the Grantee as a result of (i) the commission of any act by the Grantee constituting financial dishonesty against the Company or any Subsidiary (which act would be chargeable as a crime under applicable law); (ii) the Grantee’s engaging in any other act of fraud, intentional misrepresentation, moral turpitude, illegality or harassment; (iii) unauthorized use or disclosure by an Grantee of any proprietary information or trade secrets of the Company or any other party to whom the Grantee owes an obligation of nondisclosure as a result of his or her relationship with the Company; (iv) the repeated failure by the Grantee to follow the directives of the chief executive officer or president of the Company or any Subsidiary, the Board, or the board of directors or managers of any Subsidiary; or (v) any material misconduct, violation of the Company’s or any Subsidiary’s policies, or willful and deliberate non-performance of duty by the Grantee in connection with the business affairs of the Company or any Subsidiary.  In the event there is an employment or similar agreement between a Grantee and the Company or any Subsidiary otherwise defining Cause, “Cause” shall have the meaning provided in such agreement.]

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4.            Dividends.  Dividends on Shares of Restricted Stock shall be paid currently to the Grantee.

5.            Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.            Transferability.  This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

7.           Tax Withholding.  The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event.  Except in the case where an election is made pursuant to Paragraph 8 below, the Company shall have the authority to cause the required minimum tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued or released by the transfer agent a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

8.            Election Under Section 83(b).  The Grantee and the Company hereby agree that the Grantee may, within 30 days following the acceptance of this Award as provided in Paragraph 1 hereof, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code.  In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company.  The Grantee acknowledges that he or she is responsible for obtaining the advice of his or her tax advisors with regard to the Section 83(b) election and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with regard to such election.

9.            No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

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10.           Noncompetition, etc.  For purposes of this Section 10, references to the “Company” shall include, individually and collectively, the Company and its Subsidiaries and affiliates and its/their respective predecessors, successors and assigns.  As a condition of Grantee’s continued employment and in consideration of this Award, Grantee hereby expressly agrees to be bound by the following covenants, terms and conditions.  Grantee hereby acknowledges and agrees that he or she has had and/or will have access to trade secrets, proprietary and confidential information relating to the Company and its clients, including but not limited to, marketing data, financial information, client and prospect lists (including without limitation, Rolodex type or computer- and Web-based compilations (including but not limited to salesforce.com or other CRM system data) maintained by the Company or Grantee), and details of programs and methods, potential and actual acquisitions, divestitures and joint ventures, pricing policies, strategies, terms of service, business and product plans, cost information and software, in each case of the Company and/or its respective clients.  Accordingly, Grantee voluntarily enters into the following covenants to provide the Company with reasonable protection of those and other valuable interests of the Company:

(a)           Notwithstanding anything in this Agreement to the contrary, Grantee agrees that during the term of his employment and any other professional services relationship with the Company and for [12 months] from the later of the date of termination of Grantee’s employment or other professional services relationship with the Company (the “Post-Termination Period”),  Grantee shall not, alone or as an employee, officer, director, agent, shareholder (other than an owner of one-percent or less of the outstanding shares of any publicly-traded company), consult, partner, member, owner or in any other capacity, directly or indirectly:

(i)           engage in any Competitive Activity, as defined below, within or with respect to any location in the United States or abroad in which Grantee performed or directed his services (including but not limited to sales and customer calls, whether conducted in person, by telephone or online) at any time during the twelve month period immediately preceding the termination of Grantee’s employment for any reason (the “Territories”), or assist any other person or organization in engaging in, or preparing to engage in, any Competitive Activity in such Territories;

(ii)           solicit or provide services to any Clients, as defined below, of the Company on his own behalf or on behalf of any third party, in furtherance of any Competitive Activity.  For purposes of this Section 10, “Client” shall mean any current or former customer of the Company or user of the Company’s services or software during the term of Grantee’s employment with the Company, including but not limited to, with respect to such customers, for any reason, at anytime during the term of Grantee’s employment with the Company:

(A)           Grantee performed services whether conducted in person, by telephone or online) on behalf of the Company;

(B)           Grantee had substantial contact; or

(C)           Grantee acquired or had access to trade secrets or other confidential or proprietary information relating to such customer as a result of Grantee’s employment with the Company;

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(iii)           encourage, participate in or solicit any employee or consultant of the Company to engage in Competitive Activity or to accept employment with any third party engaged in Competitive Activity.  This subsection 10(a)(iii) shall be limited to employees and consultants who: (1) are current employees or consultants; or (2) left the employment of the Company or whose provision of services to the Company terminated within the 12 month period prior to Grantee’s termination of employment with the Company for any reason; and

(iv)           for purposes of this Agreement, “Competitive Activity” shall mean participating in:

(A)           any business in competition with the Company organized or operating under any of the following names:  [Insert Competitors]; and/or

(B)           any offering, sale, licensing or provision by any entity of any software, application service or system, in direct or indirect competition with the Company’s offerings and including, but not limited to, electronic or digital document repositories for facilitating transactional due diligence, mergers, acquisitions, divestitures, financing, investments, investor relations, corporate records and corporate governance documents, research and development, clinical trials or other business processes for which the Company’s products or services are or have been used during the 12 month period preceding termination of Grantee’s employment for any reason; and/or

(C)           any business that develops, manufactures or markets any products or performs any services that are otherwise competitive with the products or services of  the Company or any of the products or services that the Company has under development or that are subject to active planning at any time during the 12 month period immediately preceding the termination of the Grantee’s professional services to the Company.

(b)           Grantee agrees that the foregoing restrictions are reasonable and justified in light of: (i) the nature of  the Company’s business and customers; (ii) the confidential and proprietary information to which Grantee has had and will have exposure and access during the course of his professional relationship with the Company; and (iii) the need for the adequate protection of the business and the goodwill of the Company.  In the event any restriction in this Section 10 is deemed to be invalid or unenforceable by any court of competent jurisdiction, Grantee agrees to the reduction of said restriction to such period or scope that such court deems reasonable and enforceable.

(c)           Grantee acknowledges and agrees that any breach of this Section 10 shall cause the Company immediate, substantial and irreparable harm and therefore, in the event of any such breach, Grantee agrees that the Company may terminate or suspend severance payments to Grantee and that Grantee shall immediately forfeit any equity compensation granted, vested and unvested, that have not previously been exercised and, in addition to any other remedies which may be available, the Company shall have the right to seek specific performance and injunctive relief, without the need to post a bond or other security.

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(d)           Grantee acknowledges and agrees that the provisions of this Section 10 are in addition to, and not in lieu of, any non-solicitation, non-competition, confidentiality, nonraid and/or similar obligations which Grantee may have with respect to the Company, whether by agreement, fiduciary obligation or otherwise.  Without in any way limiting the provisions of this Section 10, Grantee further acknowledges and agrees that the provisions of this Section 10 shall remain applicable in accordance with their terms after the date of termination of Grantee’s employment, regardless of whether Grantee’s termination or cessation of employment is voluntary or involuntary.

(e)           During and after the term of Grantee’s employment with the Company, Grantee covenants and agrees that he will not disclose to anyone without the Company’s prior written consent, any proprietary and confidential materials, documents, records or other non-public information of any type whatsoever concerning or relating to the business and affairs of the Company which Grantee may have acquired in the course of his employment hereunder, including but not limited to:  (i) trade secrets of the Company; (ii) lists of and/or information concerning current, former, and/or prospective customers or clients of the Company; (iii) marketing data and financial information; (iv) information regarding potential and actual acquisitions, divestitures and joint ventures, (v) pricing policies, strategies, terms of service, business and product plans, cost information and software; and (vi) information relating to programs and methods of doing business (including information concerning operations, technology and systems) in use or contemplated use by the Company and not generally known among the Company’s competitors, except to the extent such disclosure is required by law, regulation or legal process.

(f)           During and after the Grantee’s employment, the Grantee shall cooperate fully with the Company in the defense or prosecution of any claims or actions now in existence or which may be brought in the future against or on behalf of the Company which relate to events or occurrences that transpired while the Grantee was employed by the Company.  The Grantee’s full cooperation in connection with such claims or actions shall include, but not be limited to, being available to meet with counsel to prepare for discovery or trial and to act as a witness on behalf of the Company at mutually convenient times.  During and after the Grantee’s employment, the Grantee also shall cooperate fully with the Company in connection with any investigation or review of any federal, state or local regulatory authority as any such investigation or review relates to events or occurrences that transpired while the Grantee was employed by the Company.  The Company shall reimburse the Grantee for any reasonable out-of-pocket expenses incurred in connection with the Grantee’s performance of obligations pursuant to this Section 10(f).

(g)           Grantee acknowledges and agrees that his breach of any provision of this Section 10 (collectively the “Restrictive Covenants”) would result in irreparable injury and damage for which money damages do not provide adequate remedy.  Therefore, if Grantee breaches or threatens to commit a breach of any Restrictive Covenant, the Company shall have the following rights and remedies (in accordance with applicable law and upon compliance with any necessary prerequisites imposed by law upon the availability of such remedies), each of which rights and remedies shall be independent of the other and severally enforceable, and all of which rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to Company under law or in equity (including, without limitation, the recovery of damages):

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(i)           To have the Restrictive Covenants specifically enforced (without posting bond and without the need to prove damages) by any court having jurisdiction, including, without limitation, the right to seek an entry against Grantee of restraining orders and injunctions (preliminary, mandatory, temporary and permanent) against violations, threatened or actual, and whether or not then continuing, of such covenants;

(ii)           To require Grantee to forfeit his right to receive the balance of any compensation due him which is not yet earned and accrued or vested under this Agreement (whether it be in the form of severance pay, annual salary, expenses or vacation); and

(iii)           To require Grantee to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, “Profits”) derived or received by him as the result of any transactions constituting a breach of the Restrictive Covenants, and Grantee shall account for and pay over the Profits to the Company.

Without in any way limiting the provisions of this Section 10, Grantee further acknowledges and agrees that the provisions of this Section 10 shall remain applicable in accordance with their terms after the date of termination of Grantee’s employment, regardless of whether: (i) Grantee’s termination or cessation of employment is voluntary or involuntary; and (ii) any shares of Restricted Stock are not vested or will not vest.   In addition, notwithstanding anything in this Agreement, the provisions of this Section 10 shall survive a Sale Event and the vesting in full of this Award.

11.           Dispute Resolution.  Except as provided below or in Section 10, above, all disputes, claims, or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance hereof or the transactions contemplated hereby, that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration to be conducted before J.A.M.S./Endispute, Inc. or its successor.  The parties understand and agree that this arbitration provision shall apply equally to claims of fraud or fraud in the inducement.  The arbitration shall be held in New York City, New York before a single arbitrator and shall be conducted in accordance with the rules and regulations promulgated by J.A.M.S./Endispute, Inc. unless specifically modified herein.

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The parties covenant and agree that the arbitration shall commence within 120 days of the date on which a written demand for arbitration is filed by any party hereto.  In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses.  In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party.  However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission.  In connection with any arbitration, each party shall provide to the other, no later than 14 business days before the date of the arbitration, the identity of all persons that may testify at the arbitration, a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert, and a summary of the expert’s opinions and the basis for said opinions.  The arbitrator’s decision and award shall be made and delivered within 60 days of the conclusion of the arbitration.  The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability.  The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.

The parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally its costs, except as otherwise provided herein.  The arbitrator may in his or her discretion assess costs and expenses (including the reasonable legal fees and expenses of the prevailing party) against any party to a proceeding.  Any party unsuccessfully refusing to comply with an order of the arbitrators shall be liable for costs and expenses, including attorneys’ fees, incurred by the other party in enforcing the award.  This Section applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.  The provisions of this Section shall be enforceable in any court of competent jurisdiction.

Subject to the second sentence of the immediately preceding paragraph, the parties shall bear their own attorneys’ fees, costs and expenses in connection with the arbitration.  The parties will share equally in the fees and expenses charged by J.A.M.S./Endispute, Inc.

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12.           Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

INTRALINKS HOLDINGS, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

Dated:
Grantee’s Signature

Grantee’s name and address:

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Restricted Stock Unit Award Agreement
under the IntraLinks Holdings, Inc.
2010 Equity Incentive Plan

Name of Grantee:
No. of Restricted Stock Units:
Grant Date:

Pursuant to the IntraLinks Holdings, Inc. 2010 Equity Incentive Plan (the “Plan”), IntraLinks Holdings, Inc. (together with all successors thereto, the “Company”), hereby grants the number of Restricted Stock Units (“RSUs”) specified above (the “Award”) to the Grantee named above, subject to the terms of the Plan and this Award Agreement.  The Award represents a promise to pay to the Grantee one share of Common Stock, par value $0.001 per share (the “Stock”) of the Company for each RSU, subject to the restrictions and conditions set forth herein and in the Plan.

1.           Restrictions.

(a)           No Voting Rights and Dividends.  Until such time as the RSUs are paid to the Grantee in shares of Stock, the Grantee shall have no voting rights and no rights to any dividends or other distributions with respect to the RSUs.

(b)           Restrictions on Transfer.  The RSUs granted pursuant to this Award Agreement may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated and any such attempt to transfer any RSU will not be honored.

2.           Vesting of RSUs.

(a)           Subject to the Grantee continued employment [or other service relationship] with the Company or its Subsidiaries on each vesting date, the restrictions and conditions in Paragraph 1 of this Award Agreement with respect to such RSU shall lapse and such RSU shall become payable to the Grantee in shares of Stock on the relevant vesting date specified below:

Number of RSUs Vested (Percentage)	Vesting Date

_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________

(b)           The Grantee’s rights to all RSUs granted herein and not yet vested in accordance with the provisions of Paragraph 2(a) shall automatically terminate upon the Grantee’s termination of employment [or other service relationship], voluntarily or involuntarily, with the Company and its Subsidiaries for any reason (including death).

[Notwithstanding the foregoing, in the event that the RSUs (or any portion thereof) are assumed or continued by the Company or its successor entity in the sole discretion of the parties to a Sale Event pursuant to Section 3(c) of the Plan and within six months following a Sale Event the Company or its successor entity, as the case may be, terminates the employment of the Grantee without Cause, then, as of the date upon which the Grantee’s employment with the Company terminates, the restrictions and conditions shall lapse with respect to such number of RSUs that would have been vested under the vesting schedule set forth above had the Grantee’s employment terminated one year after such termination date.]

[For senior executives only:] [Notwithstanding anything herein to the contrary, in the event that the RSUs are assumed or continued by the Company or its successor entity in the sole discretion of the parties to a Sale Event pursuant to Section 3(c) of the Plan and within 12 months following such Sale Event, the Company or its successor entity, as the case may be, terminates the employment of the Grantee without Cause or the Grantee’s terminates his or her employment for Good Reason, then, as of the date upon which the Grantee’s employment with the Company terminates, the restrictions and conditions shall lapse with respect to any then unvested RSUs.  If this Award is not assumed or continued by the Company or its successor entity in any Sale Event pursuant to Section 3(c) of the Plan, then immediately prior to such Sale Event, the restrictions and conditions shall lapse with respect to one-half of any then unvested RSUs.]

[For purposes of this Award Agreement, the term “Cause” shall mean, in the absence of any employment or similar agreement between a Grantee and the Company or any Subsidiary otherwise defining Cause, dismissal by the Company of the Grantee as a result of (i) the commission of any act by the Grantee constituting financial dishonesty against the Company or any Subsidiary (which act would be chargeable as a crime under applicable law); (ii) the Grantee’s engaging in any other act of fraud, intentional misrepresentation, moral turpitude, illegality or harassment; (iii) unauthorized use or disclosure by an Grantee of any proprietary information or trade secrets of the Company or any other party to whom the Grantee owes an obligation of nondisclosure as a result of his or her relationship with the Company; (iv) the repeated failure by the Grantee to follow the directives of the chief executive officer or president of the Company or any Subsidiary, the Board, or the board of directors or managers of any Subsidiary; or (v) any material misconduct, violation of the Company’s or any Subsidiary’s policies, or willful and deliberate non-performance of duty by the Grantee in connection with the business affairs of the Company or any Subsidiary.  In the event there is an employment or similar agreement between a Grantee and the Company or any Subsidiary otherwise defining Cause, “Cause” shall have the meaning provided in such agreement.]

[For purposes of this Award Agreement, the term “Good Reason” shall mean that the Grantee has complied with the Good Reason Process (as defined below) following the occurrence of any of the following events:  (i) a material diminution in the Grantee’s responsibilities, authority or duties; (ii) a material diminution in the Grantee’s base salary, except for across-the-board salary reductions similarly affecting similarly situated employees of the Company or its Subsidiaries; (iii) a material change in the geographic location at which the Grantee provides services to the Company or its Subsidiaries.  Notwithstanding the terms of any employment or similar agreement with the Company or any Subsidiary to which the Grantee is a party that contains a different definition of “good reason” (or other similar term), this definition shall be applicable to the Grantee for purposes of this Award and not such other definition.  “Good Reason Process” means that means that (A) the Grantee reasonably determines in good faith that a Good Reason condition has occurred; (B) the Grantee notifies the Administrator in writing of the first occurrence of the Good Reason condition within 60 days of the first occurrence of such condition; (C) the Grantee cooperates in good faith with the Company’s efforts, for a period not less than 30 days following such notice (the “Cure Period”), to remedy the condition; (D) notwithstanding such efforts, the Good Reason condition continues to exist; and (E) the Grantee terminates his or her employment within 60 days after the end of the Cure Period.  If the Company cures the Good Reason condition during the Cure Period, Good Reason shall be deemed not to have occurred.]

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3.           Receipt of Stock Upon Vesting.  Upon the vesting of the RSUs as provided in Paragraph 2(a), the Grantee shall receive one share of Stock for each RSU vested.  Shares of Stock acquired pursuant to this Award shall be issued and delivered to the Grantee as soon as practicable after the vesting date either in actual stock certificates or by electronic book entry, subject to tax withholding as provided in Paragraph 6 below.

4.           Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.           Transferability.  This Award Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

6.           Tax Withholding.  The tax withholding obligation shall be satisfied by the Company withholding the required minimum amount from shares of Stock to be issued to the Grantee.

7.           No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

8.           Noncompetition, etc.  For purposes of this Section 8, references to the “Company” shall include, individually and collectively, the Company and its Subsidiaries and affiliates and its/their respective predecessors, successors and assigns.  As a condition of Grantee’s continued employment and in consideration of this Award, Grantee hereby expressly agrees to be bound by the following covenants, terms and conditions.  Grantee hereby acknowledges and agrees that he or she has had and/or will have access to trade secrets, proprietary and confidential information relating to the Company and its clients, including but not limited to, marketing data, financial information, client and prospect lists (including without limitation, Rolodex type or computer- and Web-based compilations (including but not limited to salesforce.com or other CRM system data) maintained by the Company or Grantee), and details of programs and methods, potential and actual acquisitions, divestitures and joint ventures, pricing policies, strategies, terms of service, business and product plans, cost information and software, in each case of the Company and/or its respective clients.  Accordingly, Grantee voluntarily enters into the following covenants to provide the Company with reasonable protection of those and other valuable interests of the Company:

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(a)           Notwithstanding anything in this Agreement to the contrary, Grantee agrees that during the term of his employment and any other professional services relationship with the Company and for [12 months] from the later of the date of termination of Grantee’s employment or other professional services relationship with the Company (the “Post-Termination Period”),  Grantee shall not, alone or as an employee, officer, director, agent, shareholder (other than an owner of one-percent or less of the outstanding shares of any publicly-traded company), consult, partner, member, owner or in any other capacity, directly or indirectly:

(i)           engage in any Competitive Activity, as defined below, within or with respect to any location in the United States or abroad in which Grantee performed or directed his services (including but not limited to sales and customer calls, whether conducted in person, by telephone or online) at any time during the twelve month period immediately preceding the termination of Grantee’s employment for any reason (the “Territories”), or assist any other person or organization in engaging in, or preparing to engage in, any Competitive Activity in such Territories;

(ii)           solicit or provide services to any Clients, as defined below, of the Company on his own behalf or on behalf of any third party, in furtherance of any Competitive Activity.  For purposes of this Section 8, “Client” shall mean any current or former customer of the Company or user of the Company’s services or software during the term of Grantee’s employment with the Company, including but not limited to, with respect to such customers, for any reason, at anytime during the term of Grantee’s employment with the Company:

(A)           Grantee performed services whether conducted in person, by telephone or online) on behalf of the Company;

(B)           Grantee had substantial contact; or

(C)           Grantee acquired or had access to trade secrets or other confidential or proprietary information relating to such customer as a result of Grantee’s employment with the Company;

(iii)           encourage, participate in or solicit any employee or consultant of the Company to engage in Competitive Activity or to accept employment with any third party engaged in Competitive Activity.  This subsection 8(a)(iii) shall be limited to employees and consultants who: (1) are current employees or consultants; or (2) left the employment of the Company or whose provision of services to the Company terminated within the 12 month period prior to Grantee’s termination of employment with the Company for any reason; and

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(iv)           for purposes of this Agreement, “Competitive Activity” shall mean participating in:

(A)           any business in competition with the Company organized or operating under any of the following names:  [Insert Competitors]; and/or

(B)           any offering, sale, licensing or provision by any entity of any software, application service or system, in direct or indirect competition with the Company’s offerings and including, but not limited to, electronic or digital document repositories for facilitating transactional due diligence, mergers, acquisitions, divestitures, financing, investments, investor relations, corporate records and corporate governance documents, research and development, clinical trials or other business processes for which the Company’s products or services are or have been used during the 12 month period preceding termination of Grantee’s employment for any reason; and/or

(C)           any business that develops, manufactures or markets any products or performs any services that are otherwise competitive with the products or services of  the Company or any of the products or services that the Company has under development or that are subject to active planning at any time during the 12 month period immediately preceding the termination of the Grantee’s professional services to the Company.

(b)           Grantee agrees that the foregoing restrictions are reasonable and justified in light of: (i) the nature of  the Company’s business and customers; (ii) the confidential and proprietary information to which Grantee has had and will have exposure and access during the course of his professional relationship with the Company; and (iii) the need for the adequate protection of the business and the goodwill of the Company.  In the event any restriction in this Section 8 is deemed to be invalid or unenforceable by any court of competent jurisdiction, Grantee agrees to the reduction of said restriction to such period or scope that such court deems reasonable and enforceable.

(c)           Grantee acknowledges and agrees that any breach of this Section 8 shall cause the Company immediate, substantial and irreparable harm and therefore, in the event of any such breach, Grantee agrees that the Company may terminate or suspend severance payments to Grantee and that Grantee shall immediately forfeit any equity compensation granted, vested and unvested, that have not previously been exercised and, in addition to any other remedies which may be available, the Company shall have the right to seek specific performance and injunctive relief, without the need to post a bond or other security.

(d)           Grantee acknowledges and agrees that the provisions of this Section 8 are in addition to, and not in lieu of, any non-solicitation, non-competition, confidentiality, nonraid and/or similar obligations which Grantee may have with respect to the Company, whether by agreement, fiduciary obligation or otherwise.  Without in any way limiting the provisions of this Section 8, Grantee further acknowledges and agrees that the provisions of this Section 8 shall remain applicable in accordance with their terms after the date of termination of Grantee’s employment, regardless of whether Grantee’s termination or cessation of employment is voluntary or involuntary.

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(e)           During and after the term of Grantee’s employment with the Company, Grantee covenants and agrees that he will not disclose to anyone without the Company’s prior written consent, any proprietary and confidential materials, documents, records or other non-public information of any type whatsoever concerning or relating to the business and affairs of the Company which Grantee may have acquired in the course of his employment hereunder, including but not limited to:  (i) trade secrets of the Company; (ii) lists of and/or information concerning current, former, and/or prospective customers or clients of the Company; (iii) marketing data and financial information; (iv) information regarding potential and actual acquisitions, divestitures and joint ventures, (v) pricing policies, strategies, terms of service, business and product plans, cost information and software; and (vi) information relating to programs and methods of doing business (including information concerning operations, technology and systems) in use or contemplated use by the Company and not generally known among the Company’s competitors, except to the extent such disclosure is required by law, regulation or legal process.

(f)           During and after the Grantee’s employment, the Grantee shall cooperate fully with the Company in the defense or prosecution of any claims or actions now in existence or which may be brought in the future against or on behalf of the Company which relate to events or occurrences that transpired while the Grantee was employed by the Company.  The Grantee’s full cooperation in connection with such claims or actions shall include, but not be limited to, being available to meet with counsel to prepare for discovery or trial and to act as a witness on behalf of the Company at mutually convenient times.  During and after the Grantee’s employment, the Grantee also shall cooperate fully with the Company in connection with any investigation or review of any federal, state or local regulatory authority as any such investigation or review relates to events or occurrences that transpired while the Grantee was employed by the Company.  The Company shall reimburse the Grantee for any reasonable out-of-pocket expenses incurred in connection with the Grantee’s performance of obligations pursuant to this Section 8(f).

(g)           Grantee acknowledges and agrees that his breach of any provision of this Section 8 (collectively the “Restrictive Covenants”) would result in irreparable injury and damage for which money damages do not provide adequate remedy.  Therefore, if Grantee breaches or threatens to commit a breach of any Restrictive Covenant, the Company shall have the following rights and remedies (in accordance with applicable law and upon compliance with any necessary prerequisites imposed by law upon the availability of such remedies), each of which rights and remedies shall be independent of the other and severally enforceable, and all of which rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to Company under law or in equity (including, without limitation, the recovery of damages):

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(i)           To have the Restrictive Covenants specifically enforced (without posting bond and without the need to prove damages) by any court having jurisdiction, including, without limitation, the right to seek an entry against Grantee of restraining orders and injunctions (preliminary, mandatory, temporary and permanent) against violations, threatened or actual, and whether or not then continuing, of such covenants;

(ii)           To require Grantee to forfeit his right to receive the balance of any compensation due him which is not yet earned and accrued or vested under this Agreement (whether it be in the form of severance pay, annual salary, expenses or vacation); and

(iii)           To require Grantee to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, “Profits”) derived or received by him as the result of any transactions constituting a breach of the Restrictive Covenants, and Grantee shall account for and pay over the Profits to the Company.

Without in any way limiting the provisions of this Section 8, Grantee further acknowledges and agrees that the provisions of this Section 8 shall remain applicable in accordance with their terms after the date of termination of Grantee’s employment, regardless of whether: (i) Grantee’s termination or cessation of employment is voluntary or involuntary; and (ii) any RSUs are not vested or will not vest.   In addition, notwithstanding anything in this Agreement, the provisions of this Section 8 shall survive a Sale Event and the vesting and payment in full of this Award.

9.           Dispute Resolution.  Except as provided below or in Section 8, above, all disputes, claims, or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance hereof or the transactions contemplated hereby, that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration to be conducted before J.A.M.S./Endispute, Inc. or its successor.  The parties understand and agree that this arbitration provision shall apply equally to claims of fraud or fraud in the inducement.  The arbitration shall be held in New York City, New York before a single arbitrator and shall be conducted in accordance with the rules and regulations promulgated by J.A.M.S./Endispute, Inc. unless specifically modified herein.

The parties covenant and agree that the arbitration shall commence within 120 days of the date on which a written demand for arbitration is filed by any party hereto.  In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses.  In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party.  However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission.  In connection with any arbitration, each party shall provide to the other, no later than 14 business days before the date of the arbitration, the identity of all persons that may testify at the arbitration, a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert, and a summary of the expert’s opinions and the basis for said opinions.  The arbitrator’s decision and award shall be made and delivered within 60 days of the conclusion of the arbitration.  The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability.  The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.

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The parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally its costs, except as otherwise provided herein.  The arbitrator may in his or her discretion assess costs and expenses (including the reasonable legal fees and expenses of the prevailing party) against any party to a proceeding.  Any party unsuccessfully refusing to comply with an order of the arbitrators shall be liable for costs and expenses, including attorneys’ fees, incurred by the other party in enforcing the award.  This Section applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.  The provisions of this Section shall be enforceable in any court of competent jurisdiction.

Subject to the second sentence of the immediately preceding paragraph, the parties shall bear their own attorneys’ fees, costs and expenses in connection with the arbitration.  The parties will share equally in the fees and expenses charged by J.A.M.S./Endispute, Inc.

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10.   Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

INTRALINKS HOLDINGS, INC.

By:
Title:

The foregoing Award Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

Dated:
Grantee’s Signature

Grantee’s name and address:

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